                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X] Preliminary Proxy Statement             [ ]   Confidential, for Use of the
[ ] Definitive Proxy Statement                    Commission Only (as permitted
[ ] Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ] Soliciting Material Pursuant
    to Rule 14a-11(c) or Rule 14a-12

                          Mooney Aerospace Group, Ltd.
                          ----------------------------
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

    ____________________________________________________________________________

    (2)  Aggregate number of securities to which transaction applies:

    ____________________________________________________________________________

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    ____________________________________________________________________________
    (4)  Proposed maximum aggregate value of transaction:

    ____________________________________________________________________________
    (5)  Total fee paid:

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     ___________________________________________________________________________

     (2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     (3) Filing Party:

     ___________________________________________________________________________

     (4) Date Filed:

     ___________________________________________________________________________

                          MOONEY AEROSPACE GROUP, LTD.
                                   ___________

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD SEPTEMBER 15, 2003

         NOTICE IS HEREBY GIVEN that the 2003 Annual Meeting of Stockholders (the "Meeting") of Mooney Aerospace Group, Ltd. (the "Company") will be held at the Company's offices at Louis Schreiner Field, Kerrville, Texas on Friday, September 15, 2003, at 12:00 p.m., local time, to consider and act upon the following matters:

         1. The election of four (4) directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

         2. A proposal to ratify the action of the Board of Directors in appointing Stonefield Josephson, Inc. as the Company's independent public accountants for the fiscal year ending December 31, 2003;

         3. The approval of an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Class A Common Stock, par value $.0001, from 625,000,000 to 3,000,000,000 shares; and

         4. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

         Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

         The close of business on August 15, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at the executive offices of the Company at Louis Schreiner Field, Kerrville, Texas.

                                           By Order of the Board of Directors,

                                           J. Nelson Happy,
                                           Vice Chairman, President,
                                           Chief Financial Officer and Secretary
Kerrville, Texas
August 20, 2003

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           MOONEY AEROSPACE GROUP, LTD

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 15, 2003

         The Board of Directors of Mooney Aerospace Group, Ltd., a Delaware corporation (the "Company"), is furnishing this proxy statement in connection with the solicitation of proxies for the 2003 Annual Meeting of Stockholders of the Company and at any meetings held upon adjournment or postponement thereof (the "Annual Meeting"). The Annual Meeting will be held at the Company's offices at Louis Schreiner Field, Kerrville, Texas on September 15, 2003, at 12:00 p.m. local time. The record date for the Annual Meeting is the close of business on August 15, 2003 (the "Record Date"). Only holders of record of the Company's Class A common stock, par value $.0001 per share ("Class A Stock"), Class B common stock, par value $.0001 per share ("Class B Stock"), Class E-1 common stock, par value $.0001 per share ("Class E-1 Stock"), and Class E-2 common stock, par value $.0001 per share ("Class E-2 Stock" and, together with Class A Stock, Class B Stock and Class E-1 Stock, the "Common Stock"), on the Record Date, are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

         The approximate mailing date of this Proxy Statement is August 20, 2003.

         A proxy card is enclosed herewith. Whether or not you plan to attend the Annual Meeting in person, to ensure that your shares will be voted at the Annual Meeting please mark, date, sign and return the enclosed proxy card as promptly as possible in the envelope provided, which requires no postage if mailed in the United States. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to the Secretary of the Company, or by attending and voting in person at the Annual Meeting. If you hold your shares in "street name" you may revoke or change your vote by submitting new instructions to your broker or nominee. Unless contrary instructions are given, any proxy, if not revoked, will be voted at the Annual Meeting FOR the following proposals:

         1. The election of four (4) directors to serve on the Company's Board of Directors until the next annual meeting of stockholders or until their successors are duly elected and qualified;

         2. The ratification of the appointment of Stonefield Josephson, Inc. as the Company's independent accountants for the fiscal year ending December 31, 2003; and

         3. The approval of an amendment to the Company's Certificate of Incorporation to increase the authorized Class A Stock of the Company from 625,000,000 to 3,000,000,000 shares.

         At the Record Date, there were _________ shares of our Class A Stock outstanding, ________ shares of our Class B Stock outstanding, ________ shares of our Class E-1 Stock outstanding and _________ shares of our Class E-2 Stock outstanding, which are the only classes of our voting securities issued and outstanding. Each share of our Class A Stock outstanding on the Record Date will be entitled to one vote on all matters to come before the Annual Meeting. Each share of our Class B Stock, Class E-1 Stock and Class E-2 Stock outstanding on the record date will be entitled to five votes on all matters to come before the annual Meeting. Cumulative voting is not permitted. No other voting securities of the Company were outstanding at the Record Date.

         The cost, if any, for soliciting proxies on behalf of the Board of Directors will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telefax or cable by personnel of the Company who will not receive any additional compensation for such solicitation. The Company may reimburse brokers or other persons holding stock in their names or the names of their nominees for the expenses of forwarding soliciting material to their principals and obtaining their proxies.

         Each director will be elected by a plurality of the votes cast by the stockholders present in person or represented by proxy at the Annual Meeting. The ratification of the appointment of the independent accountants (Proposal 2) and the approval of an amendment to the Company's Certificate of Incorporation to increase the authorized common stock of the Company (Proposal 3) must be approved by the holders of a majority of the stock present in person or represented by proxy at the Annual Meeting and empowered to vote for such matter.

         The presence, either in person or by proxy, of persons entitled to vote a majority of the Company's outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain abstentions and broker non-votes will be deemed present at the Annual Meeting for determining the presence of a quorum. Shares abstaining with respect to any matter will be considered as votes represented, entitled to vote and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter are considered as not having been voted with respect to that matter.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding our Common Stock beneficially owned on July 14, 2003 by (i) each person who is known by us to own beneficially or exercise voting or dispositive control over 5% or more of our Common Stock, (ii) each Director and (iii) all executive officers and Directors as a group. Except as otherwise indicated, all stockholders have sole voting and investment power with respect to the shares listed as beneficially owned by them, subject to the rights of spouses under applicable community property laws.

                                                 Number of Shares                   Percentage of
         Name and Address (1)                of each class of Common        Beneficial Ownership of Each
          of Beneficial Owner                        Stock                           Class of
           Identity of Group                  Beneficially Owned (2)                Common Stock
           -----------------                  ----------------------                ------------
Sholom Babad (3) (11)                          Class A     6,066,935                    2.81%
C.M. Cheng (4) (5)                             Class A        15,000                     <1%
                                               Class B     1,013,572                     53%
                                               Class E-1   2,027,144                     51%
                                               Class E-2   2,027,144                     51%
Lewis Family Investments Pty Ltd. (6)          Class A    16,028,180                    6.91%
Samuel Rothman ( 7) (11)                       Class A     6,066,935                    2.81%
                                               Class E-1   1,653,503                     41%
                                               Class E-2   1,453,503                     36%
J. Nelson Happy (8)                            Class A     6,066,935                    2.81%
N. Chabbert (9)                                Class A       300,000                     <1%
Harpa limited (5)                              Class B     1,013,572                     53%
                                               Class E-1   2,027,144                     51%
                                               Class E-2   2,027,144                     51%

Shih Jen Yeh (5)                               Class B     1,013,572                     53%
                                               Class E-1   2,027,144                     51%
                                               Class E-2   2,027,144                     51%

Chyao Chi Yeh (5)                              Class B     1,013,572                     53%
                                               Class E-1   2,027,144                     51%
                                               Class E-2   2,027,144                     51%

Alpha Capital (10) (12)                        Class A    21,381,124                    9.99%
Akteingesellschaft
Amro International(12)                         Class A    12,238,640                    5.36%

Libra Finance, S.A.(13)                        Class A    20,891,255                    9.05%

Bristol Capital Advisors, LLC(14)              Class A    21,381,124                    9.99%

Guaranty & Finance(12)                         Class A    21,381,124                    9.99%
TRW Holdings Pty Limited(12)                   Class A    16,028,180                    6.91%
Austinvest Anstalt Balzars(15)                 Class A    18,199,777                    8.14%
Renaissance(12)                                Class A    21,381,124                    9.99%
All directors and officers                     Class A     7,236,736                    7.90%
  as a group (5 persons)                       Class E-1   1,653,503                     41%
                                               Class E-2   1,453,503                     36%

(1) Except as otherwise indicated, the address of each principal stockholder is c/o Mooney at Louis Schreiner Field, Kerrville, TX 78028. We believe that all persons named have sole voting power, subject to community property laws where applicable.

(2) The Common Stock of Mooney is divided into four classes. Each share of Class B. Stock, Class E-1 Stock and Class E-2 Stock is entitled to five votes per share, and Class A Stock is entitled to one vote per share. The shares of Class E Common Stock are subject to redemption by us if we do not achieve certain income or market price levels.

(3) We entered into a consulting agreement pursuant to which Mr. Babad will be granted a 3% interest in Mooney which is nondilutable.

(4) Includes 5,067,860 shares of Common Stock held by Harpa Limited, a Cayman Island Corporation (Harpa). C.M. Cheng is a director of Harpa and has sole voting and investment control over the shares of Common Stock held by Harpa and thus may be deemed to beneficially own such shares. Mr. Cheng disclaims beneficial ownership of such shares. The address of Harpa is c/o Coutts Co. (Cayman) Ltd., Coutts House, P.O. Box 707, West Bay Road, Grand Cayman, Cayman Islands.

(5) The voting stock of Hepa is currently held equally by Shih Jen Yeh and Chyao Chi Yeh, who are the children of Song Gen Yeh, the former Chairman and principal stockholder of Mooney. See "Certain Transactions." The address of Mr. Shih Jen Yeh and Mr. Chyao Chi Yeh is 14th Floor, No 55, Section 2, Chung-Cheng Road, Shih-Lin District, Taipei, Taiwan.

(6) The address for the Lewis Family Trust Pty Ltd. is Box 283, Beecroft, NSW 2119, Australia.

(7) We entered into a consulting agreement pursuant to which E&S Investment Group will be granted a 3% interest in Mooney which is nondilutable. Mr. Rothman disclaims beneficial ownership of the shares underlying the 3% interest which will all be issued in his wife's name. Mr. Rothman's wife Tova Rothman, controls E&S Investment Group. Mr. Rothman holds an irrevocable proxy from Dr. Chen to vote the Class E-1 and Class E-2 shares Dr. Chen previously controlled. This amount includes an estimated 2,578,198 shares of common stock issuable upon conversion of $170,775 in convertible debentures and warrants outstanding as of September 30, 2002.

(8) There is an employment agreement pursuant to which Mr. Happy will be granted a 3% interest in Mooney which is nondilutable for three years.

(9) Includes 300,000 shares of Class A Common Stock issuable upon the exercise of options which are currently exercisable.

(10) The address for Alpha Capital Aktiengesellscraft is Pradafant 7, Furstentums 9490, Vaduz, Liechtenstein. Includes an estimated 21,381,124 shares of Class A Common Stock issuable upon the conversion or exercise of debentures and warrants.

(11) The consulting agreement between Mooney and E&S Investment Group (controlled by Mr. Rothman's wife), Mr. Babad, Mr., Rabinowitz and Libra Finance, S.A., Grants these consultants a nondilutable 12% ownership interest in Mooney which will be divided equally among the four consultants. This 12% interest will be calculated based upon Mooney's issued and outstanding common stock as of May 31, 2003.

(12) All shares of common stock listed are issuable upon the conversion of debentures.

(13)     Includes 14,824,320 shares issuable upon the conversion of debentures.

(14) The address for Bristol Capital Advisors is 6363 Sunset Boulevard, Hollywood, California 90028. Includes 9,143,767 shares issuable upon the conversion of debentures.

(15) The address for Austinvest Anstalt Balzars is Landstrasse 938, 9494 Furstentums, Balzars, Lichtenstein. Includes an estimated 18,199,777 shares issuable upon the conversion of Series A Preferred Stock.

                  ---------------------------------------------
                                   PROPOSAL 1
                              ELECTION OF DIRECTORS
                  ---------------------------------------------

         At the Annual Meeting, our stockholders will elect four (4) directors who will constitute the entire Board of Directors.

         Each nominee has advised us of his willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting. In the event that a vacancy among the original nominees occurs prior to the Annual Meeting, the proxies will be voted for a substitute nominee or nominees, if any are named by our Board of Directors, and for the remaining nominees.

INFORMATION ABOUT NOMINEES

         The following table sets forth the name, age and current position with the Company of each nominee:

      NAME                 AGE     POSITIONS WITH THE COMPANY
      ----                 ---     --------------------------

Sam Rothman                49      Director and Chairman of the Board

J. Nelson Happy            59      Director, Vice Chairman of the Board, Chief
                                   Executive Officer, President, Chief
                                   Financial Officer and Secretary

Sholom Babad               28      Director and Consultant

Sol Mayer                  49      Director

         All directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

SAM ROTHMAN has served as a director of Mooney since December 2001. He was elected Chairman of the Board on August 19, 2002. Mr. Rothman has been self-employed in real estate and security investments during the past five years.

J. NELSON HAPPY has served as President and Chief Executive Officer, Chief Financial Officer and Secretary of the Company since November 14,2002. Prior to that he was named Vice Chairman of the companies board on August 19, 2002. Prior to that he served as Executive Vice President and General Counsel since January 8, 2002. He was previously the CEO of Cenco Refining Company from September 1999 to December 2001. From September 1993 to August 1999, he served as the Dean of Regent University School of Law. Mr. Happy received his B.S. Degree from Syracuse University in 1964 and his JD Degree from Columbia University School of Law in 1967.

SHOLOM BABAD is a consultant to Mooney and was appointed as a director in April 2002. He has been self-employed as a consultant in fundraising and security investments during the past five years.

SOL MAYER is an investment manager and entrepreneur with a background in marketing. He was appointed to the board in April 2002.

BOARD MEETINGS AND COMMITTEES

         Our Board of Directors is responsible for management of the Company. During the fiscal year ended December 31, 2002, our Board of Directors held five
(5) meetings and did not act by unanimous written consent. Each incumbent director attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

         Our Board of Directors has an audit committee. The audit committee is composed of Messrs. Babad and Rothman. The function of the Audit Committee is to nominate independent auditors, subject to approval of the Board of Directors, and to examine and consider matters related to the audit of the Company's financial affairs and accounts, the scope of the independent accountants' engagement and their compensation, the effect on the Company's financial statements of any proposed changes in generally accepted accounting principles, disagreements, if any, between the Company's independent accountants and management, and matters of concern to the independent accountants resulting from their audit, including the results of the independent accountants' review of internal accounting controls. The Audit Committee is governed by a written charter approved by the Board of Directors. The Audit Committee met twice and, from time to time, conducted informal discussions during the Company's fiscal year ended December 31, 2002. Further information regarding functions performed by the Audit Committee during the fiscal year ended December 31, 2002 is set forth in the "Report of the Audit Committee" included in this proxy statement.

REPORT OF THE AUDIT COMMITTEE
-----------------------------

         The Audit Committee functions as an independent and objective monitor of the Company's financial reporting process and internal control system. The Audit Committee reviews and appraises the audit efforts of the Company's independent accountants and provides an open avenue of communication among the independent accountants, financial and senior management and the Board of Directors. In assisting the Board in fulfilling its oversight responsibility with respect to the fiscal year ended February 1, 2003, the Audit Committee:

         o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2002 with management and Stonefield Josephson, Inc., the Company's independent public accountants;

         o Discussed with Stonefield Josephson the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

         o Received the written disclosures and the letter from Stonefield Josephson regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed Stonefield Josephson's independence with Stonefield Josephson and considered whether the provision of non-audit services rendered by Stonefield Josephson was compatible with maintaining its independence under SEC rules governing the independence of a company's outside auditors (see "Proposal No. 2: Ratification of the Appointment of Independent Accountants," below).

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K filed with the SEC for that year. The foregoing report is provided by the following directors, who constitute the Audit Committee:

                                                      Sholom Babad
                                                      Sam Rothman

                             EXECUTIVE COMPENSATION

The following table sets forth information the remuneration of our chief executive officers and our four most highly compensated executive officers who earned in excess of $100,000 per annum during any part of our last three fiscal years:

                           SUMMARY COMPENSATION TABLE

                                                                          LONG TERM COMPENSATION
                                ANNUAL COMPENSATION
                                                                             AWARDS           PAYOUTS
                                                         OTHER     RESTRICTED   SECURITIES
    NAME AND                                            ANNUAL       STOCK      UNDERLYING      LTIP      ALL OTHER
    PRINCIPAL       FISCAL                             COMPENSA-    AWARD(S)     OPTIONS/      PAYOUTS    COMPENSA-
    POSITION         YEAR     SALARY ($)    BONUS ($)   TION($)       ($)        SARS (#)        ($)       TION($)
    --------         ----     ----------    ---------   -------     --------     --------        ---       -------
J. Nelson Happy,     2002      200,000         -           -           -            -            -            -
Vice Chairman,
CEO, CFO and
Secretary

Nicolas Chabbert,    2002      150,000         -           -           -            -            -            -
Executive Vice
President

Carl L. Chen,        2002      150,000         -           -           -        2,000,000        -            -
PhD, Former          2001      200,000         -         39,248        -            -            -            -
Chairman,            2000      200,000         -         39,248        -            -            -            -
President and
CEO


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                        INDIVIDUAL GRANTS

                            NUMBER OF SECURITIES       PERCENT OF TOTAL
                          UNDERLYING OPTIONS/SARs  OPTIONS/SARs GRANTED TO   EXERCISE OR BASE PRICE
          NAME                    GRANTED(#)       EMPLOYEES IN FISCAL YEAR        ($/SH)           EXPIRATION DATE
          ----                    ----------       ------------------------        ------           ---------------
     J. Nelson Happy,                 -                       -                       -                     -
 Vice Chairman, CEO, CFO
      and Secretary

    Nicolas Chabbert,              300,000                    -                      0.20             No expiration
 Executive Vice President

Carl L. Chen, PhD, Former         2,000,000                  N/A                     0.25                1/8/07
 Chairman, President and
           CEO

                      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                                     NUMBER OF SECURITIES
                                                                     UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED IN-
                                                                     OPTIONS/SARs AT FISCAL    THE-MONEY OPTIONS/SARs
                                                                           YEAR END (#)        AT FISCAL YEAR END ($)
                         SHARES ACQUIRED ON                                EXERCISABLE/             EXERCISABLE/
        NAME                  EXERCISE (#)        VALUE REALIZED($)       UNEXERCISABLE            UNEXERCISABLE
        ----                  ------------        -----------------       -------------            -------------
   J. Nelson Happy,                -                      -                      -                       -
  Vice Chairman, CEO,
   CFO and Secretary

   Nicolas Chabbert,               -                      -                 300,000/-0-               -0-/-0-
    Executive Vice
       President

  Carl L. Chen, PhD,               -                      -                2,000,000/-0-              -0-/-0-
   Former Chairman,
   President and CEO

COMPENSATION OF DIRECTORS

Directors do not receive compensation but are reimbursed for their expenses for each meeting of the board that they attend.

EMPLOYMENT CONTRACTS

We have entered into three-year employment agreements with J. Nelson Happy, Vice Chairman, President and Chief Financial Officer and Nichols Chabbert, Executive Vice President of Sales and Marketing. Mr. Happy receives an annual salary of $200,000 plus reimbursement of expenses. Over the three year period he will vest ownership of three percent of the outstanding shares of Mooney. Mr. Chabbert receives an annual salary of $125,000 plus a bonus based on the number of aircraft sold and delivered. He has also received 300,000 stock options with an exercise price of $0.20.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In March 2001, we entered into a consulting agreement to issue a 6% nondilutable interest in Mooney to a group of consultants, two of whom (Messrs. Babad and Rabinowitz) later became members of our Board of Directors and one of whom is an entity controlled by the spouse of Mr. Rothman, the Chairman of the Company. The Company issued 845,678 shares of Class A Common Stock at that time with a fair value of $344,000 in exchange for consulting services provided. In October 2001, this agreement was amended to increase the nondilutable interest in Mooney to be issued to the consultants to 12%. The consultant agreement between Mooney and E&S Investment Group (controlled by Mr. Rothman's wife), Mr. Babad, Mr. Rabinowitz and Libra Finance, S.A., grants these consultants a nondilutable 12 % ownership in Mooney which will be divided equally among the four consultants. This 12 % interest will be calculated based on Mooney's issued and outstanding common stock as of October 26, 2003.

Mr. Babad, a director, received $29,032 in finder's fees in 2001 and has a consulting agreement with us that provides for payments to him of $10,000 a month from December 2001 through March 2002, and $7,000 a month from April 2002 through December 31, 2002.

Mr. Rothman has consulting agreements with us that provide for monthly payments of $5,000 beginning in December 2001. At December 31, 2002, $65,000 was due to Mr. Rothman under this agreement.

Mr. Rabinowitz has consulting agreements with us that provide for monthly payments of $5,000 beginning in January 2003.

In 2002, Mr. Rothman, Mr. Rabinowitz and Mr. Babad loaned us an aggregate of $975,000 in the form of promissory notes. As of December 31, 2002, an aggregate of $675,000 was still outstanding on these promissory notes.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the reports furnished to us to date, or written representations that no reports were required, we believe that all reports required to be filed by such persons with respect to our fiscal year ended December 31, 2002 were timely made.

 THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF
         THE NOMINEES TO SERVE ON THE BOARD OF DIRECTORS OF THE COMPANY

         ------------------------------------------------------------
                                   PROPOSAL 2
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS
         ------------------------------------------------------------

         The firm of Stonefield Josephson, Inc. audited our financial statements for the fiscal year ended December 31, 2002. The Board of Directors has, subject to ratification by our stockholders, appointed that firm to act as our independent public accountants for the fiscal year ending December 31, 2003. Accordingly, management will present to the Annual Meeting a resolution ratifying the appointment of Stonefield Josephson, Inc. as our independent public accountants for the fiscal year ending December 31, 2003. A representative of Stonefield Josephson, Inc. is not expected to be present at the Annual Meeting.

AUDIT FEES

         Audit Fees billed to the Company by Stonefield Josephson, Inc. for its audit of the Company's financial statements for the year ended December 31, 2002 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that year totaled approximately $115,000.

         In connection with the recently revised standards for independence for the Company's independent public accountants promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Stonefield Josephson, Inc.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

         --------------------------------------------------------------

                                   PROPOSAL 3
                         TO APPROVE AN AMENDMENT TO THE

                     COMPANY'S ARTICLES OF INCORPORATION TO

                     INCREASE THE AUTHORIZED COMMON STOCK OF

                                   THE COMPANY
         --------------------------------------------------------------

         The Board of Directors has unanimously approved, for submission to stockholders, an amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of the Company's Class A Common Stock, par value $.0001 per share ("Class A Stock"), to 3,000,000,000 shares. The Certificate of Incorporation presently authorizes 625,000,000 shares of Class A Stock. The text of the proposed amendment is attached hereto as Appendix A.

         As of August 15, 2003, 215,970,953 shares of Class A Stock were issued and outstanding. An additional 84,281,250 shares were reserved for issuance upon exercise of outstanding Series A Preferred Stock and 1,533,577,289 shares were reserved for issuance upon conversion of convertible debentures. Accordingly, if all outstanding Series A Preferred Stock and convertible debentures were converted, an aggregate of 1,617,858,539 shares of Class A Stock would be issued and outstanding.

         The Board of Directors believes that the additional 2,375,000,000 shares of Class A Stock that would become available if the proposal is approved would afford the Company greater flexibility in meeting its future capital requirements and other corporate needs which may arise, including the issuance of shares of Class A Stock to holders of the Company's options, warrants and debentures.

         Although the Board of Directors does not consider the amendment to increase the authorized number of shares of Class A Stock of the Company to be an anti-takeover proposal, it may be considered to be one. The availability of additional shares of Class A Stock may make it more difficult for a corporation or other entity to gain control of the Company. In the event of a proposed merger, tender offer or proxy contest that is not approved by incumbent management, the Board of Directors may be able to authorize the issuance of Class A Stock on terms that could impede the completion of such a transaction. The Company's officers and directors as a group own approximately 6.57% of the Company's outstanding shares of Class A Stock.

         The affirmative vote of the holders of a majority of the outstanding Common Stock of the Company is required under Delaware law for the adoption of the amendment to the Company's Certificate of Incorporation. If the amendment is approved by the stockholders of the Company, the Board of Directors intends to file an amendment to the Company's Certificate of Incorporation substantially in the form set forth on Appendix A of this Proxy Statement, subject to any changes as may be required by law or otherwise deemed advisable.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" APPROVAL OF THE AMENDMENT
        TO INCREASE THE AUTHORIZED SHARES OF THE COMPANY'S COMMON STOCK.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's Annual Meeting to be held in 2004 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than April 24, 2004. Such proposals should be addressed to Secretary, Mooney Aerospace Group, Ltd., Louis Schreiner Field, Kerrville, Texas 78028. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Exchange Act (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after July 8, 2004.

OTHER MATTERS

         Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

         Our 2002 Annual Report, including financial statements and reports thereon of Stonefield Josephson, Inc., accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement.

PROXIES

         All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

                                           By Order of the Board of Directors,

                                           J. Nelson Happy
                                           Vice Chairman, President,
                                           Chief Financial Officer and Secretary

August 20, 2003

                                                                      APPENDIX A

         The first paragraph of Article 4 of the Corporation's Certificate of Incorporation is amended to read entirely as follows:

                  "4. The total number of shares of stock which the corporation shall have authority to issue is 3,023,000,000 consisting of 3,000,000,000 shares of Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"), 10,000,000 shares of Class B Common Stock, par value $0.0001 per share (the "Class B Common Stock"), 4,000,000 shares of Class E-1 Common Stock, par value $0.0001 per share (the "Class E-1 Common Stock"), 4,000,000 shares of Class E-2 Common Stock, par value $0.0001 per share (the "Class E-2 Common Stock" and, with the Class E-1 Common Stock, the "Class E Common Stock"), and 5,000,000 shares of Preferred Stock, par value $0.0001 per share (the "Preferred Stock")."

PROXY                                                                      PROXY

                          MOONEY AEROSPACE GROUP, LTD.

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - SEPTEMBER 15, 2003
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints, as proxies for the undersigned, SAM ROTHMAN and J. NELSON HAPPY, or either of them, with full power of substitution, to vote all shares of the capital stock of Mooney Aerospace Group, Ltd. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Monday, September 15, 2003, at 12:00 p.m., local time, at the Company's offices at Louis Schreiner Field, Kerrville, Texas, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournment or postponement thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournment or postponement thereof, hereby revoking any proxies heretofore given.

         EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR, FOR PROPOSALS 2 AND 3, AND WITH DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                         MOONEY AEROSPACE GROUP, LTD

                A VOTE FOR EACH NOMINEE AND FOR PROPOSALS 2 AND 3
                    IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1. ELECTION OF DIRECTORS -                        For       Withhold     For All
     Nominees: Sam Rothman, J. Nelson Happy,      All         All        Except
      Sholom Babad and Sol Mayer                  |_|         |_|          |_|

      ______________________________________
      (Except Nominee(s) written above)

                                                  FOR       AGAINST      ABSTAIN
2. To ratify the appointment of Stonefield        |_|         |_|          |_|
   Josephson, Inc. as the Company's independent accountants for the fiscal year ending
   December 31, 2003.

                                                  FOR       AGAINST      ABSTAIN
3. To authorize the amendment to the Company's    |_|         |_|          |_|
   Articles of Incorporation to increase the authorized Class A Common Stock of the
   Company from 625,000,000 to 3,000,000,000
   shares.

4. The transaction of such other business as may properly come before the meeting.

                                                        Dated ____________, 2003

                                          Signature(s)__________________________

                                          ______________________________________
                                          NOTE: Please sign your name or names
                                          exactly as set forth hereon. If
                                          signing as attorney, executor,
                                          administrator, trustee or guardian,
                                          please indicate the capacity in which
                                          you are acting. Proxies executed by
                                          corporations should be signed by a
                                          duly authorized officer and should
                                          bear the corporate seal.

--------------------------------------------------------------------------------

                            ^ FOLD AND DETACH HERE ^
                             YOUR VOTE IS IMPORTANT.
 PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

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